Borrowings - Schedule of Other Borrowings (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Debt Disclosure [Abstract]
FHLB advances; weighted average interest rate of 3.21% and 2.77% at December 31, 2025 and 2024, respectively	$ 102,000	$ 81,425
Other	86	100
Subordinated notes	49,486	49,486
Total	$ 151,572	$ 131,011
FHLB advances; weighted average interest rate (in percent)	3.21%	2.77%